Filed Pursuant to Rule 497(e)
Securities Act File No. 333-276061
Investment Company Act File No. 811-23920

Supplement Number 2

Dated October 1, 2025
To The Statement of Additional Information Dated July 21, 2025

Jackson Real Assets Fund

All changes are effective immediately.

In the section, “Tax Considerations,” under “Fund Distributions,” please delete the first paragraph in the entirety and replace with the following:

Fund Distributions. The Fund intends to declare income dividends and distribute them to common shareholders at least annually. The Fund may make additional distributions if necessary. Unless a shareholder elects otherwise, all distributions will be automatically reinvested in additional Shares of the Fund pursuant to the Fund’s dividend reinvestment plan. A shareholder whose distributions are reinvested in Shares under the dividend reinvestment plan will be treated for U.S. federal income tax purposes as having received an amount in distribution equal to the fair market value of the Shares issued to the shareholder, which amount will also be equal to the net asset value of such shares. For U.S. federal income tax purposes, all distributions are generally taxable in the manner described below, whether a shareholder takes them in cash or they are reinvested pursuant to the dividend reinvestment plan in additional shares of the Fund.

This Supplement is dated October 1, 2025.
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